Exhibit 99.3

Medical Dictation Services, Inc.

Condensed Balance Sheet

(Unaudited)

	June 30, 2009	March 31, 2009
Assets

CURRENT ASSETS
Cash	$596,670	$92,976
Accounts Receivable	1,374,910	1,430,860
Prepaid Expenses	—	1,600
Loan Receivable—Stockholder	11,264	8,512
Due From Employees	2,770	7,700
Refundable Income Taxes	4,563	—

Total Current Assets	$1,990,177	$1,541,648
PROPERTY AND EQUIPMENT
Dictation Equipment	206,971	206,971
Furniture And Fixtures	58,008	56,418
Computers	48,650	48,650
Equipment Under Capital Lease	25,865	25,865
Leasehold Improvements	84,148	84,148

	423,642	422,052
Less: Accumulated Depreciation	283,851	277,936

Total Property And Equipment	139,791	144,116

TOTAL ASSETS	$2,129,968	$1,685,764

See Accompanying Notes

2

Medical Dictation Services, Inc.

Condensed Balance Sheet

(Unaudited)

	June 30, 2009	March 31, 2009
Liabilities And Stockholder’s Equity (Deficit)

CURRENT LIABILITIES
Accounts Payable	$251,991	$298,930
Line Of Credit	297,000	598,000
Accrued Expenses	427,145	441,738
Loan Payable—Stockholder	300,000	—
Current Portion Of Note Payable—A.L. Myer Living Trust	89,570	88,530
Current Maturities Of Long-Term Obligation Under Capital Lease	5,303	5,158
Income Taxes Payable	—	13,924
Unearned Revenue	2,650	7,946

Total Current Liabilities	1,373,659	1,454,226

LONG-TERM LIABILITIES
Deferred Income Taxes	9,219	9,219
Note Payable—A.L. Myer Living Trust, Less Current Portion	574,921	597,707
Long-Term Obligations Under Capital Lease	9,700	11,081

Total Long-Term Liabilities	593,840	618,007

STOCKHOLDER’S EQUITY (DEFICIT)
Common Stock—$10 Par Value, 1,960 Shares Authorized, 960 Shares Issued And Outstanding	9,604	9,604
Additional Paid-In Capital	48,196	48,196
Retained Earnings (Deficit)	104,669	(444,269)

Total Stockholder’s Equity (Deficit)	162,469	(386,469)

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)	$2,129,968	$1,685,764

See Accompanying Notes

2A

Medical Dictation Services, Inc.

Condensed Statement Of Income And Retained Earnings (Deficit)

(Unaudited)

For The Three Months Ended June 30,	2009	% Of Sales	2008	% Of Sales
Sales	$3,537,721	100.00	$3,250,334	100.00
Cost Of Sales	2,295,370	64.88	2,209,527	67.98

Gross Profit	1,242,351	35.12	1,040,807	32.02
General And Administrative
Expenses	677,002	19.14	882,372	27.13

Operating Income	565,349	15.98	158,435	4.89
Interest Expense	16,411.46		17,717.55

Income Before Income Taxes	548,938	15.52	140,718	4.34
Provision For Income Taxes Current	—	—	8,000.25

Net Income	548,938	15.52	132,718	4.09

Retained Deficit—Beginning Of Period	(444,269)		(685,513)

Retained Earnings (Deficit)—End Of Period	$104,669		$(552,795)

See Accompanying Notes

3

Medical Dictation Services, Inc.

Condensed Statement Of Cash Flows

(Unaudited)

For The Three Months Ended June 30, 2009	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$548,938	$132,718
Adjustments To Reconcile Net Income To Net Cash Provided By Operating Activities:
Depreciation	5,915	3,000
(Increase) Decrease In Operating Assets:
Accounts Receivable	55,950	(159,666)
Prepaid Expenses	1,600	—
Loan Receivable—Stockholder	(2,752)	(9,292)
Due From Employees	4,930	(3,445)
Refundable Income Taxes	(4,563)	—
Increase (Decrease) In Operating Liabilities:
Accounts Payable	(46,939)	28,568
Accrued Expenses	(14,593)	218,041
Income Taxes Payable	(13,924)	—
Unearned Revenue	(5,296)	(14,974)

Net Cash Provided By Operating Activities	529,266	194,950

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases Of Property And Equipment	(1,590)	(5,070)

Net Cash Used In Investing Activities	(1,590)	(5,070)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net (Payments On) Proceeds From Line Of Credit	(301,000)	35,000
Net Proceeds From Loan Payable—Stockholder	300,000	—
Principal Payments On Capital Lease Obligation	(1,236)	(1,852)
Payments On Note Payable—A.L. Myer Living Trust	(21,746)	(20,754)

Net Cash Provided By (Used In) Financing Activities	(23,982)	12,394

NET INCREASE IN CASH	503,694	202,274

CASH—BEGINNING OF PERIOD	92,976	292,920

CASH—END OF PERIOD	$596,670	$495,194

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During The Period For:
Interest	$16,411	$17,717

Income Taxes	$22,200	$8,000

See Accompanying Notes

4

Medical Dictation Services, Inc.

Notes To Unaudited Condensed Financial Statements

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS – Medical Dictation Services, Inc. (Company) was incorporated in the State of Maryland on March 31, 1981. The Company maintains offices in Maryland and Florida. The Company provides medical dictation services to hospitals and private physicians in the Mid-Atlantic region and Florida.

METHOD OF ACCOUNTING – The Company reports income and expense on the accrual method of accounting. Under this method, income is recognized when earned and expenses when the obligation is incurred.

STATEMENTS OF CASH FLOWS – For the purpose of these statements, the Company considers all highly liquid investments to be cash equivalents.

PROPERTY AND EQUIPMENT – Property and equipment are stated at cost. The cost of repairs and maintenance is charged to operations as incurred. Major renewals, betterments, and additions are capitalized. When assets are sold or otherwise disposed of, the cost of the asset and related accumulated depreciation are removed from the accounts and the resulting gain or loss is credited or charged to income. Depreciation is computed using the following methods over the estimated useful lives of the assets:

Class	Methods
Dictation Equipment, Furniture & Fixtures, Computers	Straight-Line/Accelerated
Equipment Under Capital Lease	Accelerated
Leasehold Improvements	Straight-Line

INCOME TAXES – Provision is made on the financial statements for deferred income taxes applicable to temporary differences between income recognized for financial reporting purposes and income recognized for income tax purposes under the asset/liability method. The principal source of taxable and deductible temporary differences is different depreciation methods. Deferred income taxes are classified as current or non-current depending upon the balance sheet classification of the related asset or liability.

UNCERTAIN TAX POSITIONS – In accordance with FASB Staff Position (FSP) FIN 48-3, Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises, for the fiscal year ended March 31, 2009, the Company has elected to defer application of FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement of Financial Standards (SFAS) No. 109, Accounting for Income Taxes. Since the provisions of FIN 48 have not been implemented as of and for the year ended March 31, 2009, in accounting for uncertain tax positions, the Company continues to utilize its prior policy of accounting for these positions following the guidance in SFAS No. 5, Accounting for Contingencies. As of March 31, 2009, the Company has no uncertain tax positions that qualify for either recognition or disclosure in the financial statements under SFAS No. 5. The Company adopted FIN 48 on April 1, 2009. There were no transactions recorded as a result of adopting FIN 48 for the three months ended June 30, 2009. The Company’s policy is to recognize interest and penalties related to uncertain tax positions in income tax expense. As of June 30, 2009, the Company did not have any accrued interest or penalties related to uncertain tax positions. The tax years from 2005 through 2008 remain open to examination by the tax jurisdictions to which the Company is subject.

ADVERTISING COSTS – The Company expenses advertising the first time the advertising takes place. Costs amounted to $16,047 and $23,762 for the three months ended June 30, 2009 and 2008, respectively.

Medical Dictation Services, Inc.

Notes To Unaudited Condensed Financial Statements

(Continued)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ESTIMATES – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements. Such estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those amounts.

2.	CONCENTRATION OF CREDIT RISK

The Company maintains cash balances at financial institutions in the Washington metropolitan area. Accounts at the institutions are secured by the Federal Deposit Insurance Corporation. At June 30, 2009 and March 31, 2009, cash balances did not exceed insured limits.

The Company’s two largest clients accounted for approximately 30% and 32% of revenue for the three months ended June 30, 2009 and 2008, respectively. The Company’s two largest clients accounted for approximately 34% of net accounts receivable at June 30, 2009, and approximately 31% of net accounts receivable at March 31, 2009.

3.	ACCOUNTS RECEIVABLE

Management is of the opinion that all of the Company’s accounts receivable are fully collectible and that no allowance for doubtful accounts is required.

4.	LOAN RECEIVABLE – STOCKHOLDER

The amounts of $11,264 and $8,512 at June 30, 2009 and March 31, 2009, respectively represent an unsecured loan receivable from Dorothy Fitzgerald, sole stockholder of the Company. The loan bears interest at the rate of 4.5% per annum and is due on demand.

5.	LINE OF CREDIT

The Company has available a line of credit from Citibank, F.S.B. which permits the Company to borrow up to $600,000 at the Wall Street Journal prime rate plus 1% through October 31, 2009. Borrowings under the agreement are collateralized by equipment and the personal guarantee of the stockholder, and are due on demand. The amounts of $297,000 and $598,000 were outstanding on the line of credit at June 30, 2009 and March 31, 2009, respectively.

6.	NOTE PAYABLE – A.L. MYER LIVING TRUST

The amounts of $89,570 and $88,530 and $574,921 and $597,707 at June 30, 2009 and March 31, 2009, respectively, represent the current and long-term portions outstanding on a note payable to A. L. Myer Living Trust (the Trust). In accordance with the terms of a stockholders’ agreement with Andrea L. Myer, a former officer and stockholder, the Company repurchased and retired her stock from the Trust, effective December 14, 2005. The Company issued an unsecured promissory note to the Trust in an amount equal to the redemption value. In April 2007, the Company and the Trust agreed to a revised redemption value of $947,000, effective as of December 14, 2005, payable under the same terms as the original note. The note is payable in equal monthly installments of principal and interest of $9,896 through December 2015 and bears interest at 4.68% per annum.

Medical Dictation Services, Inc.

Notes To Unaudited Condensed Financial Statements

(Continued)

6.	NOTE PAYABLE – A.L. MYER LIVING TRUST (CONTINUED)

Future principal payments due under the terms of the note are as follows:

Twelve Months Ending	June 30,	March 31,
2010	$89,570	$89,530
2011	93,853	92,763
2012	98,341	97,199
2013	103,043	101,847
2014	107,970	106,717
Thereafter	171,714	199,181

Total Future Principal Payments	$664,491	$687,237

7.	COMMITMENTS AND CONTINGENCIES

LEASES – The Company leases office space in Gaithersburg, Maryland under an operating lease that originally expired in 2009, but was extended until 2011. The lease provides for the payment of annual base rent plus other operating expenses.

In addition, the Company leases office space in Annapolis and in Florida from its president and stockholder. The leases are on a month-to-month basis and include parking and all other operating expenses.

The future minimum rental payments under non-cancelable operating leases are as follows:

Twelve Months Ending	June 30,	March 31,
2010	$47,798	$47,449
2011	49,232	48,872
2012	4,113	16,450

Total Future Minimum Rental Payments	$101,143	$112,771

Rent expense for the three months ended June 30, 2009 and 2008, was $53,588 and $38,002, respectively.

EMPLOYMENT AGREEMENT – The Company has an employment agreement with a key employee to pay additional compensation in the event of a sale of the stock of the Company by the shareholder.

8.	RETIREMENT PLAN

The Company sponsors a 401(k) profit sharing plan for the benefit of all eligible employees. The Company matches a portion of the employees’ voluntary contributions to the plan. The amount of the Company’s matching contribution is at the discretion of management. No contributions were made for the three months ended June 30, 2009 and 2008.

9.	RELATED PARTY TRANSACTIONS

The Company is the lessee of 1,900 square feet of office space in Annapolis, Maryland under a month-to-month lease arrangement. The rent is $6,400 per month and includes parking and all other operating expenses associated with the property. The president and 100% stockholder of the Company owns the property in which the office space is located.

Medical Dictation Services, Inc.

Notes To Unaudited Condensed Financial Statements

(Continued)

9.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company is also the lessee of 1,600 square feet of office space in Florida under a month-to-month lease arrangement. The rent is $5,900 per month and includes parking and all other operating expenses associated with the property. The president and 100% stockholder of the Company owns the property in which the office space is located.

Rents and consulting fees were paid to AKF Enterprises, LLC, a management and consulting company wholly-owned by the president and 100% stockholder of the Company. Total rent and consulting fees paid to AKF Enterprises, LLC for the three months ended June 30, 2009 and 2008 were $36,900 and $25,100, respectively.

LOAN PAYABLE – At June 30, 2009, the amount of $300,000 represents an unsecured loan payable to Dorothy Fitzgerald, sole stockholder of the Company. The loan bears interest at the prime rate as published in the Wall Street Journal plus 2% and is payable on demand. Interest of $3,188 was incurred and paid during the three months ended June 30, 2009. As of July 31, 2009, the Company had repaid the loan in full.

10.	INCOME TAXES

CURRENT INCOME TAXES – As the result of a bonus earned on August 31, 2009 by a key employee, the Company did not incur any Federal or State income taxes for the three months ended June 30, 2009. Accordingly, no provision for income tax expense was made on the statement of income and no liability for income taxes payable was recorded on the balance sheet as of June 30, 2009. The balance of $4,563 included in current assets on the balance sheet as of June 30, 2009 reflects Federal and State income tax payments made during the three months ended June 30, 2009 in excess of the tax liability as of March 31, 2009 and is considered fully refundable. The provision for income tax expense of $8,000 for the three months ended June 30, 2008 is based on the actual taxable income of $88,427 for the income tax year ended March 31, 2009.

DEFERRED INCOME TAXES – Differences between income and costs recognized for financial reporting purposes and income tax purposes have generated a deferred income tax liability of $9,129 and $9,129 as of June 30, 2009 and March 31, 2009, respectively.

11.	CAPITAL LEASE

The Company is the lessee of a phone system under a capital lease expiring in 2012. The asset and liability under the capital lease is recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The asset is depreciated over the lower of its related lease terms or its estimated productive life. Depreciation of the asset under capital lease is included in depreciation expense in the accompanying Statements of Operations. The following is a summary of property held under the capital lease:

	June 30, 2009	March 31, 2009
Equipment	$25,865	$25,865
Less: Accumulated Depreciation	17,904	17,019

	$7,961	$8,846

Medical Dictation Services, Inc.

Notes To Unaudited Condensed Financial Statements

(Continued)

11.	CAPITAL LEASE (CONTINUED)

Future minimum lease payments under capital leases are as follows:

Twelve Months Ending	June 30,	March 31,
2010	$6,712	$6,712
2011	6,712	6,712
2012	3,917	5,595

Total Minimum Lease Payments	17,341	19,019
Less: Amount Representing Interest	2,338	2,780

	15,003	16,239
Less: Current Maturities Of Long-Term Obligations Under Capital Lease	5,303	5,158

Long-Term Obligations Under Capital Lease	$9,700	$11,081

Interest expense on all of the Company’s obligations was $16,411 and $17,717 for the three months ended June 30, 2009 and 2008, respectively.